Revision of comparative figures	6 Months Ended
Dec. 31, 2024
Revision of comparative figures
Revision of comparative figures

6.Revision of comparative figures

In the company’s application of IFRS 15 Revenue from Contracts with Customers, the measurement of the breakage amount for certain vouchers issued to customers was incorrectly determined for the periods 2021, 2022 and 2023. To correct for the effects of this error, which is immaterial for all prior periods, the comparative figures for the three and six months ended December 31, 2023 have been revised as follows:

●	In the consolidated statements of loss and comprehensive loss for the three and six months ended December 31, 2023, net sales and gross profit decreased by €399 thousand and €711 thousand respectively. Operating loss, net loss and the respective comprehensive loss increased by €399 thousand and €711 thousand respectively. There was no impact on basic and diluted earnings per share (“EPS”) for the three and six months ended December 31, 2023.
●	In the consolidated statements of changes in equity, accumulated deficit and accordingly, total shareholders’ equity as of July 1, 2023 decreased by €4,002 thousand. Accumulated deficit and accordingly, total shareholders’ equity as of December 31, 2023, decreased by €4,713 thousand.
●	In the consolidated statements of cashflow for the six months ended December 31, 2023 Net loss increased by €711 thousand. The effect on net loss is offset by a corresponding increase in contract liabilities of €711 thousand as of December 31, 2023.